This is filed pursuant to Rule 497(e).
File Nos. 2-79807 and 811-03586.

--------------------------------------------------------------------------------

                                    Yields

        For current recorded yield information on the Funds, call toll free:
(800) 221-9513

--------------------------------------------------------------------------------

        The Funds are open-end management investment companies with investment objectives of safety, liquidity and maximum current income (in the case of Alliance Municipal Trust-California, exempt from Federal income taxes and state income taxes) to the extent consistent with the first two objectives. Alliance Treasury Reserves is diversified. The California Portfolio of Alliance Municipal Trust is non-diversified, and is offered only to residents of California. This prospectus sets forth the information about each Fund that a prospective investor should know before investing. Please retain it for future reference.

        An investment in the Fund is (i) neither insured nor guaranteed by the U.S. Government; (ii) not a deposit or obligation of, or guaranteed or endorsed by, any bank; and (iii) not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share. The California Portfolio of Alliance Municipal Trust may invest a significant portion of its assets in the securities of a single issuer. Accordingly, an investment in such Portfolio may be riskier than an investment in other types of money market funds.

        A "Statement of Additional Information," for each Fund dated October 30, 1998, which provides a further discussion of certain areas in this prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A free copy may be obtained by contacting your Account Executive.

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

Contents
--------

Expense Information......................................................   2
Financial Highlights.....................................................   3
Investment Objectives and Policies.......................................   5
Purchase and Redemption of Shares........................................   8
Additional Information...................................................   8

--------------------------------------------------------------------------------



                      ----------------------------------

                                  CASH
                                  MANAGEMENT
                                  SERVICE

                      ----------------------------------

                          ALLIANCE TREASURY RESERVES

                           ALLIANCE MUNICIPAL TRUST

                            . CALIFORNIA PORTFOLIO

                          Prospectus October 30, 1998

                         [LOGO] Stone & Youngberg LLC
                                Established

                              EXPENSE INFORMATION

Shareholder Transaction Expenses

  The Funds have no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

Annual Fund Operating Expenses (as a percentage of average net     ATR   AMT-CA
assets, after expense reimbursement)                               ----  ------
 Management Fees..................................................  .49%   .50%
 12b-1 Fees.......................................................  .25    .25
 Other Expenses...................................................  .26    .25
                                                                   ----   ----
 Total Fund Operating Expenses.................................... 1.00%  1.00%

Example

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
ATR.............................................  $10     $32     $55     $122
AMT-California..................................  $10     $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. The expenses listed in the table for ATR are net of the contractual reimbursement by the Adviser described in this prospectus. The ex-penses of such Portfolio, before expense reimbursements, would be: Management Fees--.50%, 12b-1 Fees--.25%, Other Expenses--.26% and Total Operating Ex-penses--1.01%. The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown.

     FINANCIAL HIGHLIGHTS . For a share outstanding throughout each period
                                   (audited)

  The following tables have been audited by McGladrey & Pullen LLP, each of the Fund's independent auditors, whose unqualified report thereon appears in each Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in each Fund's Statement of Additional Information.


Alliance Treasury                 Year Ended June 30,             September 1, 1993(a)
Reserves                  --------------------------------------        through
                            1998      1997      1996      1995       June 30, 1994
                          --------  --------  --------  --------  --------------------
Net asset value, begin-
 ning of period.........  $   1.00  $   1.00  $   1.00  $   1.00        $  1.00
                          --------  --------  --------  --------        -------
Income from Investment
 Operations
Net investment
 income(b)..............     .0453     .0443     .0466     .0460          .0260
                          --------  --------  --------  --------        -------
Less: Dividends
Dividends from net in-
 vestment income........    (.0453)   (.0443)   (.0466)   (.0460)        (.0260)
                          --------  --------  --------  --------        -------
Net asset value, end of
 period.................  $   1.00  $   1.00  $   1.00  $   1.00        $  1.00
                          ========  ========  ========  ========        =======
Total Return
Total investment return
 based on net asset
 value(c)...............      4.63%     4.53%     4.77%     4.71%          3.18%(d)
Ratios/Supplemental Data
Net assets, end of year
 (in thousands).........  $740,056  $704,084  $700,558  $493,702        $80,720
Ratio to average net as-
 sets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................       .95%      .85%      .81%      .69%           .28%(d)
 Expenses, before waiv-
  ers and reimburse-
  ments.................      1.01%     1.00%     1.05%     1.05%          1.28%(d)
 Net investment
  income(b).............      4.53%     4.43%     4.64%     4.86%          3.24%(d)

-------
(a) Commencement of operations.
(b) Net of expenses reimbursed or waived by the Adviser.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(d) Annualized.

                                                               California Portfolio
                     -------------------------------------------------------------------------------------------------------
                                                                                                               Six Months
Alliance                                           Year Ended June 30,                                           Ended
Municipal Trust      ----------------------------------------------------------------------------------------   June 30,
                       1998      1997      1996      1995      1994      1993      1992      1991      1990       1989
                     --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Net asset value,
 beginning
 of period.......    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                     --------  --------  --------  --------  --------  --------  --------  --------  --------   --------
Income From
 Investment
 Operations
Net investment
 income(b).......        .027      .027      .029      .027      .018      .020      .032      .043      .050       .029
                     --------  --------  --------  --------  --------  --------  --------  --------  --------   --------
Less: Dividends
Dividends from
 net investment
 income..........       (.027)    (.027)    (.029)    (.027)    (.018)    (.020)    (.032)    (.043)    (.050)     (.029)
                     --------  --------  --------  --------  --------  --------  --------  --------  --------   --------
Net asset value,
 end of period...    $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                     ========  ========  ========  ========  ========  ========  ========  ========  ========   ========
Total Return
Total investment
 return based on
 net asset
 value(c)........        2.74%     2.76%     2.91%     2.78%     1.83%     2.05%     3.26%     4.43%     5.17%      6.02%(d)
Ratios/Supplemental
 Data
Net assets, end
 of period (000's
 omitted)........    $422,464  $357,148  $297,862  $236,479  $219,673  $156,200  $121,317  $111,957  $104,097   $242,124
Ratio to average
 net assets of:
 Expenses, net of
  waivers and
  reimbursements..        .96%      .93%      .93%      .93%      .93%      .93%      .95%     1.00%      .99%       .92%(d)
 Expenses, before
  waivers and
  reimbursements..        .97%      .96%      .94%     1.01%     1.02%     1.02%     1.05%     1.10%     1.09%      1.02%(d)
 Net investment
  income(b)......        2.71%     2.73%     2.86%     2.75%     1.82%     2.01%     3.18%     4.32%     5.03%      5.90%(d)
                       June 2,
                       1988(a)
Alliance               through
Municipal Trust      December 31,
                         1988
                     --------------
Net asset value,
 beginning
 of period.......      $   1.00
                     --------------
Income From
 Investment
 Operations
Net investment
 income(b).......          .030
                     --------------
Less: Dividends
Dividends from
 net investment
 income..........         (.030)
                     --------------
Net asset value,
 end of period...      $   1.00
                     ==============
Total Return
Total investment
 return based on
 net asset
 value(c)........          5.20%(d)
Ratios/Supplemental
 Data
Net assets, end
 of period (000's
 omitted)........      $103,390
Ratio to average
 net assets of:
 Expenses, net of
  waivers and
  reimbursements..          .89%(d)
 Expenses, before
  waivers and
  reimbursements..         1.10%(d)
 Net investment
  income(b)......          5.21%(d)

-------
(a) Commencement of operations.
(b) Net of expenses reimbursed or waived by the Adviser.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and re-demption on the last day of the period.
(d) Annualized.

                                ---------------

  From time to time each Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Further informa-tion about each Fund's performance is contained in the annual report to share-holders and Statement of Additional Information which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address shown in this prospectus.

                      INVESTMENT OBJECTIVES AND POLICIES
 The investment objectives of each of the Funds are in the following order of priority--safety of principal, excellent liquidity and, to the extent consis-tent with the first two objectives, maximum current income (exempt from income taxation to the extent described below in the case of AMT-California). As a matter of fundamental policy, each Fund pursues its objectives by maintaining a portfolio of high quality money market securities all of which at the time of investment have remaining maturities of one year (397 days with respect to ATR) or less, which maturities may extend to 397 days. While the fundamental policies described above and the other fundamental investment policies de-scribed below may not be changed without shareholder approval, each Fund may, upon notice to shareholders, but without such approval, change non-fundamental investment policies or create additional classes of shares in order to estab-lish portfolios which may have different investment objectives. There can be no assurance that any Fund's objectives will be achieved.

 The Funds will comply with Rule 2a-7 ("Rule 2a-7") of the Investment Company Act of 1940 (the "1940 Act"), as amended from time to time, including the di-versification, quality and maturity limitations imposed by the Rule. The aver-age maturity of each Fund's portfolio cannot exceed 90 days. A more detailed description of Rule 2a-7 is set forth in each Fund's Statement of Additional Information. To the extent that each Fund's limitations are more permissive than Rule 2a-7, each Fund will comply with the more restrictive provisions of the Rule.

Alliance Treasury Reserves

 The securities in which the Fund invests are: (1) issues of the U. S. Trea-sury, such as bills, certificates of indebtedness, notes and bonds; and (2) repurchase agreements that are collateralized fully as that term is defined in Rule 2a-7 under the 1940 Act. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Gov-ernment securities or State Street Bank and Trust Company, the Fund's Custodi-an. For each repurchase agreement, the Fund requires continual maintenance of the market value of the underlying collateral in amounts equal to, or in ex-cess of, the agreement amount. In the event of a dealer default, the Fund might suffer a loss to the extent that the proceeds from the sale of the col-lateral were less than the repurchase price. The Fund may commit up to 15% of its net assets to the purchase of when-issued U.S. Treasury securities. Deliv-ery and payment for when-issued securities takes place after the transaction date. The payment amount and the interest rate that will be received on the securities are fixed on the transaction date. The value of such securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Fund. The money market securities in which the Fund may invest may have variable or floating rates of interest ("variable rate obligations") as permitted by Rule 2a-7. Variable rate obligations have interest rates which are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the interest rate of the variable rate ob-ligation is tied. Some variable rate obligations allow the holder to demand payment of principal and accrued interest at any time, or at specified inter-vals. The Fund follows Rule 2a-7 with respect to the diversification, quality and maturity of variable rate obligations.

Other Fundamental Investment Policies

 To maintain portfolio diversification and reduce investment risk, the Fund may not: (1) borrow money except from banks on a temporary basis or via enter-ing into reverse repurchase agreements in aggregate amounts not exceeding 10% of its assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy re-demption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist; (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets except to secure such borrowings; or (3) enter into repurchase agreements, if as a result thereof, more than 10% of its assets would be subject to repurchase agreements not terminable within seven days.

Alliance Municipal Trust

 The investment objectives of AMT-California are safety of principal, liquid-ity and, to the extent consistent with these objectives, maximum current in-come that is exempt from income taxation to the extent described below. Except when such Portfolio assumes a temporary defensive position, at least 80% of such Portfolio's total assets will be invested in such securities (as opposed to the taxable investments described below). Normally, substantially all of such Portfolio's income will be tax-exempt as described below (e.g., for 1997, 100% of the income of such Portfolio was exempt from Federal income taxes). The Fund may in the future establish additional portfolios which may have dif-ferent investment objectives.

 AMT-California seeks maximum current income that is exempt from Federal and California state personal income taxes by investing, as a matter of fundamen-tal policy, not less than 65% of its total assets in a portfolio of high qual-ity municipal securities issued by the State of California or its political subdivisions.

 AMT-California may invest without limitation in tax-exempt municipal securi-ties subject to the alternative minimum tax (the "AMT").

 Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividends paid by a regulated investment company which receives interest from such specified pri-vate activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) inter-est on all tax-exempt obligations will be included in "adjusted current earn-ings" of corporations for AMT purposes. Such bonds have provided, and may con-tinue to provide, somewhat higher yields than other comparable municipal securities. See below, "Daily Dividends, Other Distributions, Taxes."

 There can be no assurance that AMT-California will achieve its investment ob-jectives. Potential investors in AMT-California should consider the greater risk of the concentration of such Portfolio versus the safety that comes with less concentrated investments and should compare yields available on portfo-lios of the relevant state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Ad-viser believes that by maintaining such Portfolio's investments in liquid, short-term, high quality investments, such Portfolio is largely insulated from the credit risks that exist on long-term municipal securities of the relevant state. See the Statement of Additional Information for a more detailed discus-sion of the financial condition of California.

Municipal Securities

 The municipal securities in which AMT-California invests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and in-terest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

 AMT-California may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments minimize changes in the market value of the obligation and, ac-cordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 bil-lion. Such Portfolio will comply with Rule 2a-7 with respect to its invest-ments in variable rate obligations supported by letters of credit.

 All of AMT-California's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's Investors Service, Inc. (Aaa and Aa, MIG 1 and MIG 2, or VMIG 1 and VMIG 2) or Stan-dard & Poor's Corporation (AAA and AA or SP-1 and SP-2), or judged by the Ad-viser to be of comparable quality. Securities must also meet credit standards applied by the Adviser.

 To further enhance the quality and liquidity of the securities in which the Portfolio invests, such securities frequently are supported by credit and li-quidity enhancements, such as letters of credit, from third party financial institutions. The Adviser continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial in-stitution could cause a Portfolio's investments backed by that institution to lose value and affect a Portfolio's share price.

 AMT-California also may invest in stand-by commitments, which may involve certain expenses and risks, but such commitments are not expected to comprise more than 5% of such Portfolio's net assets. AMT-California may commit up to 15% of its net assets to the purchase of when-issued securities. The Fund's custodian will maintain, in a separate account of AMT-California, liquid as-sets having value equal to, or greater than, such when-issued securities. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and pay-ment for such securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the purchase of the issue. The value of when-issued securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to AMT-California.

Taxable Investments

 The taxable investments in which AMT-California may invest include obliga-tions of the U.S. Government and its agencies, high quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

Other Investment Policies

 AMT-California will invest not more than 10% of its net assets in illiquid securities. As to these securities, AMT-California is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

 The following investment policies are fundamental policies with respect to AMT-California. To reduce investment risk, (i) AMT-California may not invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects; (ii) AMT-California may not invest more than 5% of its total assets in the securities of any one is-suer except the U.S. Government, although AMT-California may invest 50% of its total assets in as few as four issuers (but no more than 25% of total assets in any one issuer); and (iii) AMT-California may not purchase more than 10% of any class of the voting securities of any one issuer except those of the U.S. Government.

 As a matter of operating policy, AMT-California may, with respect to 75% of its assets, invest no more than 5% of its assets in the securities of any one issuer; the remaining 25% of such Portfolio's assets may be invested in secu-rities of one or more issuers provided that they are first tier securities. Fundamental policy number (ii) would give the Portfolio the investment lati-tude described therein only in the event Rule 2a-7 is further amended in the future.

                       PURCHASE AND REDEMPTION OF SHARES
  For more information on the purchase and redemption of each Fund's shares, see such Fund's Statement of Additional Information.

Purchase of Shares


Opening Accounts

  Instruct your Account Executive to use ATR or AMT-California in conjunction with your brokerage account. There is a $250 minimum initial investment for each Fund.

Subsequent Investments

 A. By Check through Stone & Youngberg

  Mail or deliver your check or negotiable draft payable to Stone & Youngberg LLC ("Stone & Youngberg"), which will deposit it into the Fund(s). Please in-dicate your Stone & Youngberg brokerage account number on the check or draft.

 B. By Sweep

  Stone & Youngberg has available an automatic "sweep" to the Fund(s) for its customers' brokerage accounts. Proceeds from sale transactions, as well as other credit balances in your Stone & Youngberg brokerage account, will be swept into your money market fund daily.

 C. Customer Service Desk

  Questions regarding purchases or sales of the Fund(s) can be answered by contacting 1-800-447-8686.

Redemptions

 A. By Contacting your Account Executive

  Instruct your Account Executive to order a withdrawal from your money market account and forward payment to you or your designee with a Stone & Youngberg check.

 B. By Sweep

  Stone & Youngberg's sweep arrangement moves money from your money market ac-count to cover purchases in your Stone & Youngberg brokerage account.

 C. By Checkwriting

  With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any ac-crued dividends) in your account. First you must fill out the Signature Card which is located in this prospectus. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. All check ordering must be han-dled through Stone & Youngberg.
                            ADDITIONAL INFORMATION
 Share Price. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be con-stant at $1.00 per share, although this price is not guaranteed. The net asset value of each Fund's shares is determined each business day at 12:00 Noon and 4:00 p.m. (Eastern time). The net asset value per share of a Fund is calcu-lated by taking the sum of the value of that Fund's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All ex-penses, including the fees payable to the Adviser, are accrued daily.

 Timing of Investments and Redemptions. The Funds have two transaction times each business day, 12:00 Noon and 4:00 p.m. (Eastern time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is received before or after 12:00 Noon. However, if you wish to have Federal funds wired the same day as your telephone redemption request, make sure that your request will be received by the Fund prior to 12:00 Noon.

 During drastic economic or market developments, you might have difficulty in reaching Alliance Fund Services, Inc. by telephone in which event you should issue written instructions to Alliance Fund Services, Inc. at the address shown in this prospectus. Alliance Fund Services, Inc. is not responsible for the authenticity of telephone requests to purchase or sell shares. Alliance Fund Services, Inc. will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses arising from unauthorized transactions if it failed to do so. Dealers or agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at anytime without notice.

 Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

 Daily Dividends, Other Distributions, Taxes. All net income of each Fund is determined each business day at 4:00 p.m. (Eastern time) and is paid immedi-ately thereafter pro rata to shareholders of that Fund of record via automatic investment in additional full and fractional shares of that Fund in each shareholder's account. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

 Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in its net asset value and are not included in net income.

 Distributions to you out of tax-exempt interest income earned by AMT-Califor-nia are not subject to Federal income tax (other than the AMT). Any exempt in-terest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT. Distributions to residents of California out of income earned by the California Portfolio from California municipal securities are exempt from California personal income taxes. Distributions out of taxable in-terest income, other investment income, and short-term capital gains are tax-able to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions of short- and long-term cap-ital gains, if any, are normally made near year-end. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year just ended.

 The Adviser. Each Fund retains Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105, under separate Advisory Agreements to provide investment advice and, in general, to supervise its management and in-vestment program, subject to the general control of the Trustees of each Fund. For the fiscal year ended June 30, 1998, ATR and AMT-CA each paid the Adviser an advisory fee (net of reimbursement for ATR) at an annual rate of .49 and
 .50 of 1%, respectively, of the average daily value of the respective Portfo-lio's net assets.

 The Adviser is a leading international investment manager supervising client accounts with assets as of June 30, 1998 of more than $262 billion (of which more than $107 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by the Adviser compris-ing 123 separate investment portfolios currently have more than 3.5 million shareholders. As of June 30, 1998, the Adviser was retained as an investment manager for employee benefit plan assets for 32 of the FORTUNE 100 companies.

 Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly owned subsidiary of The Equitable Life Assurance Soci-

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

ety of the United States, one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

 Under a Distribution Services Agreement (the "Agreement"), each Fund pays the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggregate average daily net assets. For the period ended June 30, 1998, ATR and AMT-CA each paid the Adviser a distribution services fee at an annual rate of .20 and .24 of 1%, respectively, of the average daily value of the net assets of each Portfo-lio. Substantially all such monies (together with significant amounts from the Adviser's own resources) are paid by the Adviser to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institutions for administrative and accounting services pro-vided to the Funds, with any remaining amounts being used to partially defray other expenses incurred by the Adviser in distributing the Fund's shares. The Funds believe that the administrative services provided by depository institu-tions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Fund or its shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

 The Adviser will reimburse each Fund to the extent that aggregate operating expenses of that Fund (including the Adviser's fee and expenses incurred under the Agreement) exceed 1% of its average daily net assets for any fiscal year.

 Custodian, Transfer Agent and Distributor. State Street Bank and Trust Compa-ny, P.O. Box 1912, Boston, MA 02105, is the Fund's Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus NJ 07096-1520, and Alliance Fund Dis-tributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively. The transfer agent charges a fee for its services.

 Year 2000. Many computer systems and applications in use today process trans-actions using two digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. Should any of the computer systems employed by the Funds' major service providers fail to process Year 2000 in-formation properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' sharehold-ers.

 With respect to the Year 2000, the Funds have been advised that the Adviser, Distributor and Transfer Agent (collectively, "Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or up-grading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coor-dinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and interna-tional computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be com-pleted and tested by the end of 1998. Full integration testing of these sys-tems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs as-sociated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Funds.

 The Funds and Alliance have been advised by the Funds' Custodian that it is also in the process of reviewing its systems with the same goals. As of the date of this prospectus, the Funds and Alliance have no reason to believe that the Custodian will be unable to achieve these goals.

 Fund Organization. Alliance Government Reserves (not offered by this prospec-tus) and ATR are series of Alliance Government Reserves which is a diversified open-end management investment company registered under the 1940 Act. The Fund was reorganized as a Massachusetts business trust in April 1984, having previously been a Maryland corporation since formation in December 1978. AMT-CA is a non-diversified series of Alli-ance Municipal Trust, which is also an open-end management investment company registered under the 1940 Act consisting of such series and seven other series not offered by this prospectus. The Fund was reorganized as a Massachusetts business trust in April 1985, having previously been a Maryland corporation since its formation in January 1983. Each Fund's activities are supervised by its Trustees. Normally, shares of each series of Alliance Municipal Trust and Alliance Government Reserves are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees.

 Reports. You receive semi-annual and annual reports for your Fund as well as a monthly summary of your account.

 Since this prospectus sets forth information about all the Funds, it is theo-retically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this prospectus extends only to the disclosure relating to that Fund.

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